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PAGES WHERE CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED WITH THE
LEGEND: "CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION." AND THE APPROPRIATE SECTION HAS BEEN MARKED AT THE APPROPRIATE PLACE BY BRACKETS.


           FORM OF HEALTH BENEFIT MANAGEMENT SERVICES AGREEMENT

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